                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                 January 20, 2000
Commission File Number                                                   1-6906

                          FIRST SECURITY CORPORATION
            (Exact name of registrant as specified in its charter)
State of incorporation                                                 Delaware
I.R.S. Employer Identification No.                                   87-6118148
Address of principal executive offices            79 South Main, P.O. Box 30006
                                                           Salt Lake City, Utah
Zip Code                                                             84130-0006
Registrant's telephone number, including area code               (801) 246-5976


Item 5.  Other Information

On January 18, 2000, First Security Corporation (FSCO) issued a press release (a copy of which is attached to this report as Exhibit A) announcing that BancWest Corporation (NYSE: BWE) will acquire 68 Zions and First Security branches and associated deposits and loans in Utah and Idaho.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY CORPORATION
(Registrant)


/s/ Brad D. Hardy                                            January 20, 2000
__________________________________________________________   __________________
Brad D. Hardy                                                Date
Executive Vice President Corporate Services,
General Counsel,
Chief Financial Officer, and
Secretary of First Security Corporation
(Principal Financial and Accounting Officer)

EXHIBIT A

FOR IMMEDIATE RELEASE            Analysts' Contacts: First Security - Brad Hardy
January 18, 2000                                                    801-246-5976
                                                            Zions - Dale Gibbons
                                                                    801-524-4787

                                   Media Contacts: First Security - Pat McMurray
                                                                    208-393-2006
                                                          Zions - Scott Anderson
                                                    801-524-4839 or 801-594-8268


ZIONS BANCORPORATION AND FIRST SECURITY CORPORATION
ANNOUNCE SIGNING OF PURCHASE AGREEMENT FOR DIVESTED BRANCHES
AND CONSOLIDATION OF RETAIL BRANCH DELIVERY SYSTEM

SALT LAKE CITY, January 18, 2000 - First Security Corporation (Nasdaq: FSCO) and Zions Bancorporation (Nasdaq: ZION) today announced that BancWest Corporation (NYSE: BWE) will acquire 68 Zions and First Security branches and associated deposits and loans in Utah and Idaho. The sale was required to ensure that the merger of equals of First Security and Zions will not have any anti-competitive effect in any market to be served by the new First Security.

These 68 branches will operate under BankWest's principal subsidiary in the continental U.S., Bank of the West. Under the terms of the purchase agreement, Bank of the West will assume approximately $2.1 billion in deposits and acquire approximately $660 million in loans. BancWest will pay on average a 9.8 percent deposit premium, plus the market value of the branch facilities. In addition, a premium will also be paid on certain sweep balances being transferred to Bank of the West. As a part of the purchase agreement, Bank of the West has committed to offer employment to all the Zions and First Security staff currently employed at the 68 offices.

"While we regret being required to sell these offices that have long been a part of the Zions and First Security branch networks, we are confident that our customers and employees will be well-served by Bank of the West," said Harris
H. Simmons, president and chief executive officer of Zions. "With this agreement in place, we expect to be able to complete our merger of equals late this quarter, subject to shareholder approval of course."

The sale is expected to be completed in the second quarter of 2000, conditioned upon the approval by the appropriate regulatory authorities and the completion of the merger of equals of Zions and First Security. In the interim, Zions and First Security banking services will continue to be provided by each branch.

As previously announced, the branches to by sold by Zions and First Security are in the following communities:
 (FSB = First Security Bank; ZFNB = Zions First National Bank)

Utah:
American Fork - ZFNB
Blanding - ZFNB
Brigham City - ZFNB
Castle Dale - FSB
Cedar City - ZFNB
Centerville - ZFNB
Coalville - ZFNB
Delta - FSB
Draper - ZFNB
Duchesne - ZFNB
Eureka - FSB
Heber City - ZFNB
Helper - FSB
Hurricane - FSB
Hyrum - ZFNB
Kamas - ZFNB
Kearns - ZFNB
Lehi - ZFNB
Logan (3) - ZFNB
Magna - ZFNB
Midvale - ZFNB
Moab (2) - ZFNB
Monroe - FSB
Montezuma Crk. - ZFNB
Monticello - ZFNB
Moroni - FSB
Mt. Pleasant - FSB
Murray - ZFNB
No. Salt Lake - ZFNB
Ogden (3) - ZFNB
Orem (2) - ZFNB
Park City - ZFNB
Payson - ZFNB
Pleasant Grove - ZFNB
Price - FSB
Provo (2) - ZFNB
Richfield - FSB
Roosevelt - ZFNB
St. George (3) - FSB
Salt Lake City (7) - ZFNB
Sandy - ZFNB
Smithfield - ZFNB
Taylorsville - ZFNB
Vernal - FSB
West Valley City - ZFNB

Idaho:
Bonners Ferry - ZFNB
Burley - ZFNB
Culdesac - FSB
Lewiston - ZFNB
Montpelier - ZFNB
Paris - ZFNB
Pierce - FSB
Richfield - ZFNB

BancWest Corporation is a bank holding company with assets of approximately $16.7 billion headquartered in Honolulu, Hawaii, with an administrative headquarters in San Francisco, Calif. Its subsidiary, Bank of the West, is headquartered in San Francisco, with 162 branches - 118 in Northern and Central California, 30 in Oregon, nine in Washington state, three in Idaho, and two in Nevada.

First Security and Zions have also announced plans for the consolidation of the retail delivery system for the new First Security Corporation. In total, Zions and First Security will be closing 39 branch offices - 14 in Utah, 12 in Nevada, nine in Idaho, and four in California - and consolidating them into nearby locations.

"We are very concerned that there are going to be some disruptions that result from these branch consolidations," said Spencer F. Eccles, chairman and chief executive officer of First Security. "However, the new First Security will have a significantly broader branch distribution system than either Zions or First Security have had in the past. In particular, in Utah and Idaho, with our large number of branch offices, supermarket branches and ATMs the convenience of the new First Security will be second to none. Of course, all our customers may continue to conduct their banking transactions at any location, not just the one into which their account is being consolidated."

Following is a list of the branches to be closed and the branches into which they will be absorbed:


California (CBT = California Bank & Trust; FSBCA = First Security Bank of California)
Consolidated Branch                           Absorbing Branch

Alhambra - CBT (230 E. Valley Blvd.)          Alhbambra - FSBCA (123 S. Chapel Avenue)
Brea - CBT (775 E. Birch Street)              Brea - FSBCA (390 N. Brea Blvd.)
Irvine - FSBCA (18401 Von Karman Ave.)        Irvine - CBT (1900 Main Street)
La Palma - FSBCA (4875 La Palma Ave.)         La Palma - CBT (5471 Orangethorpe Ave.)


Nevada (FSB = First Security Bank; NSB = Nevada State Bank; PCB = Pioneer Citizens Bank)
Consolidated Branch                           Absorbing Branch

Charleston - FSB (727 S. 9th Street)          Main Office - FSB (530 Las Vegas Blvd.)
Eastgate - PCB (460 N. Stephanie)             Warm Springs - NSB (1501 W. Warm Springs)
Flamingo - FSB (1690 E. Flamingo)             Maryland - PCB (4170 S. Maryland)
Flamingo - NSB (4240 W. Flamingo)             Flamingo - FSB (4950 W. Flamingo)
Green Valley - FSB (701 N. Valle Verde)       Warm Springs - NSB (1501 W. Warm Springs)
Lakes Office - FSB (9021 W. Sahara)           West Sahara - PCB (8260 W. Sahara)
Main Office - NSB (201 South Forth)           Main Office - FSB (530 Las Vegas Blvd.)
McCarran - FSB (770 E. Warm Springs)          McCarran - PCB (750 E. Warm Springs)
Meadowood - PCB (5050 Meadowood)              Neil Road - FSB (6275 Neil Road)
Plumb Lane - NSB (580 E. Plumb Lane)          Moana Lane - PCB (1001 Moana Lane)
Sahara - FSB (2980 W. Sahara)                 West Sahara - NSB (3480 W. Sahara)
Spring Mtn. - PCB (4949 Spring Mtn.)          Spring Mtn. - FSB (4425 Spring Mtn.)

* Note: On January 17, 2000 the operations of Nevada State Bank and Pioneer
Citizens Bank were combined. As part of combining these banks, the closing of Nevada State Bank's Plumb Lane office (1580 E. Warm Springs, Las Vegas) and
Pioneer Citizen Bank's Eastgate office (460 N. Stephanie, Las Vegas) were completed on January 17.


Idaho (FSB = First Security Bank; ZFNB = Zions First National Bank)
Consolidated Branch                           Absorbing Branch

Blackfoot - ZFNB (1 Riverside Plaza)          Blackfoot - FSB (109 S. Broadway)
Boise - ZFNB (8100 Emerald St.)               Westgate - FSB (7700 Fairview Ave.)
Gooding - ZFNB (502 Main St.)                 Gooding - FSB (445 Main St.)
Idaho Falls - ZFNB (401 N. Capital)           Idaho Falls - FSB (320 A Street)
Lewiston - ZFNB (623 Main St.)                Lewiston Main - FSB (Ninth and Main St.)
Moscow - ZFNB (105 S. Main Ave.)              Moscow Main - FSB (221 S. Main St.)
Rexburg - ZFNB (149 W. Main)                  Rexburg - FSB (39 E. Main St.)
Rigby - FSB (127 N. State St.)                Rigby - ZFNB (219 E. Main)
Weiser - ZFNB (606 State Street)              Weiser - FSB (407 State Street)


Utah (FSB = First Security Bank; ZFNB = Zions First National Bank)
Consolidated Branch                           Absorbing Branch

Bountiful - ZFNB (5 North Main)               Bountiful - FSB (230 South Main)
East Price - ZFNB (625 East 100 North)        Price - ZFNB (45 South Carbon Ave.)
Eden Valley - ZFNB (2555 Wolf Creek Dr.)      Ogden Valley - FSB (2487 State Road 158, Eden)
Foothill - FSB (1290 S. Foothill Dr., SLC)    Foothill - ZFNB (1304 S. Foothill Dr., SLC)
Jordan Valley - FSB (8952 S. Redwood Rd.)     90th South - FSB (2640 West 9000 South)
Lindon - FSB (144 South State)                North Orem Albertson's - FSB (1585 N. State)
North Layton - FSB (2050 North Main)          Antelope Drive - ZFNB (1781 W. Antelope Dr., Layton)
North Temple - FSB (1773 W. North Temple)     Rose Park - FSB (783 N. Redwood Road)
Ogden Five Points - FSB (114 N. Washington)   12th Street - FSB (246 12th Street, Ogden)
Spanish Fork - FSB (99 N. Main)               Spanish Fork - ZFNB (190 N. Main)
Sugarhouse - FSB (1095 East 2100 South)       Sugarhouse - ZFNB (2200 South Highland Dr.)
Trolley Square - FSB (445 Trolley Square)     7th East - ZFNB (701 East 400 South, SLC)

* Note: In addition to the above consolidations, First Security's ZCMI Center office (36 South State) and Zions' First South office (100 South Main) will be consolidated into the new bank's Head Office which will operate out of two locations at 1 South Main and 79 South Main in Salt Lake City. Zions' office at 100 South Main will be used to house the bank's Internet banking operations.


The consolidation of branches and the combining of branch operations into the new First Security are scheduled to occur prior to the end of the second quarter.

The new First Security Corporation will be the nation's 20th largest banking company, and the West's second largest independent bank holding company, with assets of approximately $40 billion. After integration and divestiture efforts associated with the merger are completed, the corporation will operate over 600 full-service banking offices in 10 Western states. It will be the largest commercial bank in both Utah and Idaho, the third largest in Nevada and New Mexico, the fourth largest in Arizona and California, and the fifth largest in Colorado. It will also have a branch presence in important markets in Oregon, Washington, and Wyoming. The corporation will also offer a comprehensive array of investment, mortgage, insurance, leasing, and electronic commerce services and will be a leader in providing innovative financing solutions for small businesses nationwide.

Forward Looking Information
This news release contains statements regarding the expected close of the merger between Zions and First Security, the divestiture of certain facilities and the integration of operations of the two companies. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual results may differ materially from the projections provided in this release since such projections involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: the timing of closing the proposed merger being delayed or such merger of activities being prohibited, rejection of the merger by shareholders of either company, or unanticipated difficulties in merging operations. The Company disclaims any obligation to update any such factors, or to publicly announce the result of any revisions to any of the forward looking statements included herein to reflect future events or developments.

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